Exhibit 10.8






                              MANAGEMENT SIDE AGREEMENT

                              RMB RESOURCES LIMITED

                              RMB INTERNATIONAL (DUBLIN) LIMITED

                              WESTERN MESQUITE MINES, INC.

                              and

                              HARRISON WESTERN CONSTRUCTION CORPORATION









                              Freehills
                            -------------

                              QV.1 Building 250 St Georges Terrace Perth Western Australia 6000 Australia Telephone +61 8 9211 7777 Facsimile +61 8 9211 7878 www.freehills.com DX 104 Perth

                              SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

                              Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW) DAW:CEP:80559145



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TABLE OF CONTENTS

Clause                                                                    Page

1    INTERPRETATION                                                          1

     1.1  Definitions                                                        1
     1.2  Interpretation                                                     2
     1.3  Business Day                                                       3
     1.4  Precedence of obligations                                          3

2    UNDERTAKINGS  OF  THE  CONTRACTOR                                       3

     2.1  Termination of Management Contract by Principal                    3
     2.2  Notice of Termination                                              3
     2.3  Amendments to the Management Contract                              4
     2.4  Information                                                        4

3    STEP-IN  AND  STEP-OUT  RIGHTS                                          4

     3.1  Exercise of step-in rights                                         4
     3.2  Operation of step-in rights                                        4
     3.3  Contractor's obligations during Step-in Period                     5
     3.4  Step-out rights                                                    5

4    NOTICES                                                                 5

     4.1  Notices                                                            5
     4.2  Governing law                                                      6
     4.3  Counterparts                                                       7
     4.4  Attorneys                                                          7
     4.5  Term                                                               7


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THIS MANAGEMENT SIDE AGREEMENT

     is dated as of 5 November 2003 between the following parties:

          1.   RMB RESOURCES LIMITED
               of Level 3, One Mitre Square, London EC3A 5AN, United Kingdom (AGENT)

          2.   RMB INTERNATIONAL (DUBLIN) LIMITED
               of 28 Shelbourne Road, Ballsbridge, Dublin 4, Ireland
               (LENDER)

          3.   WESTERN MESQUITE MINES, INC.
               of 7000 Independence Parkway, Suite 160 #135, Plano, Texas 75025 United States of America
               (PRINCIPAL)

          4. HARRISON WESTERN CONSTRUCTION CORPORATION of 1208 Quail Street, Lakewood, Colorado 80215
               (CONTRACTOR)

RECITALS

          A. Under the Management Contract, the Contractor has agreed to provide operation, maintenance and technical services to the Principal on the terms and conditions set out in that contract.

          B. The parties have agreed to enter into this agreement to record the agreements between them in relation to the Management Contract.

THE  DEED  WITNESSES

               that in consideration of, among other things, the mutual promises contained in this agreement, the parties agree:

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1    INTERPRETATION

     1.1  DEFINITIONS

          In  this  agreement,  unless  the  contrary  intention  appears:

          AUTHORISED  OFFICER  means:

          (a) in relation to the Principal and the Contractor, a chief executive officer or chief financial officer for the time being; and

          (b) in relation to a Finance Party, a director, an associate director, a company secretary, president, vice president, an officer whose title contains the word "director", "manager", "president" or "executive", or a person performing the functions of any of them, or, in any case, a person appointed by a party to act as an Authorised Officer for the purposes of this agreement;


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          BUSINESS  DAY  means a day on which banks are open for general banking business in both London, England and Denver, Colorado excluding Saturdays, Sundays and public holidays;

          FINANCE  PARTY  means  each  of  the  following:

          (a)  the  Agent;  and

          (b)  the  Lender;

          MANAGEMENT CONTRACT means the contract for operation, maintenance and technical services to be provided by the Contractor in relation to the Project between the Principal and the Contractor relating to the operation and development of the Project and includes any variation to that document;

          PROJECT  means  the Mesquite leach heap extraction project in Imperial
          County,  State  of  California  in  the  United  States  of  America;

          STEP-IN DATE means the date specified in the Step-in Notice as the date for assumption of the obligations of the Principal under the Management Contract;

          STEP-IN NOTICE means a written notice given by the Agent to the Contractor under clause 3.1;

          STEP-IN PERIOD means the period from and including the Step-in Date to but excluding the Step-out Date;

          STEP-OUT  DATE  has  the  meaning  provided  in  clause  3.4;

          SUSPENSION  PERIOD  has  the  meaning  provided  in  clause  2.2(b);

          TERMINATION  ACTION  has  the  meaning  provided in clause 2.2(a); and

          TERMINATION NOTICE means a written notice given by the Contractor to the Agent under clause 2.2(a).

     1.2  INTERPRETATION

          In  this  agreement:

          (a) headings and underlinings are for convenience only and do not affect the interpretation of this agreement;

          (b) a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

          (c)  words  indicating the singular include the plural and vice versa;

          (d) an expression indicating a natural person includes a company, corporation or other body corporate, firm, partnership, joint venture, association, authority, trust or governmental agency;

          (e)  words  indicating  gender  include  any  gender;

          (f) a reference to a clause, party or schedule is a reference to a clause of, and a party and schedule to, this agreement and a reference to this agreement includes any schedule;


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          (g)  a  reference to a document includes all amendments or supplements to,  or  replacements  or  novations  of,  that  document;

          (h) a reference to a party to a document includes that party's executors, administrators, substitutes, successors and permitted assigns; and

          (i) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning.

     1.3  BUSINESS  DAY

          If the day on which any act, matter or thing is to be done under or pursuant to this deed is not a Business Day, the act, matter or thing may be done on the next Business Day.

     1.4  PRECEDENCE  OF  OBLIGATIONS

          If any ambiguity, inconsistency or conflict of obligations exists or arises between this agreement and the Management Contract relating to the subject matter of this agreement, the provisions of this agreement take precedence over the Management Contract and apply to resolve that ambiguity, inconsistency or conflict.

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2    UNDERTAKINGS  OF  THE  CONTRACTOR

     2.1  TERMINATION  OF  MANAGEMENT  CONTRACT  BY  PRINCIPAL

          The Contractor acknowledges and agrees that the Principal may not terminate the Management Contract without the prior written consent of the Agent, and each of the Principal and the Contractor acknowledges and agrees that no termination is valid or effective without the prior written consent of the Agent.

     2.2  NOTICE  OF  TERMINATION

          The  Contractor  undertakes  to  the  Agent  that:

          (a) it will not exercise or seek any right of termination of, or discontinue the performance of any of its obligations under, the Management Contract (any action of that kind being referred to as TERMINATION ACTION), without first giving to the Agent a Termination Notice specifying the event giving rise to the right of termination; and

          (b) for a period of 30 days following receipt by the Agent of a Termination Notice (SUSPENSION PERIOD), it will not take any Termination Action. The Suspension Period may run concurrently with the period of, and the Termination Notice may be served at the same time as, any notice of default given by the Contractor under the Management Contract, but the Contractor must not take any Termination Action until the end of the Suspension Period.


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     2.3  AMENDMENTS  TO  THE  MANAGEMENT  CONTRACT

          The Contractor must not amend or agree with the Principal any amendments to any of the terms of the Management Contract without the written consent of the Agent.

     2.4  INFORMATION

          The Contractor must provide the Agent with details of any breach by the Principal of any terms of the Management Contract following a request for this information from the Agent.

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3    STEP-IN  AND  STEP-OUT  RIGHTS

     3.1  EXERCISE  OF  STEP-IN  RIGHTS

          At any time during the Suspension Period the Agent may give a Step-in Notice to the Contractor:

          (a) requiring the Contractor to continue to perform its obligations under the Management Contract; and

          (b) acknowledging that the Agent is to become a joint and several obligor with the Principal in respect of the obligations of the Principal under the Management Contract incurred after the Step-in Date.

     3.2  OPERATION  OF  STEP-IN  RIGHTS

          (a) During the Step-in Period the Agent will enjoy all rights of the Principal under the Management Contract and will be jointly and severally liable with the Principal for the performance of all the obligations of the Principal under the Management Contract which arise during the Step-in Period.

          (b) Despite any other provision to the contrary in this agreement, neither the Lender nor the Agent is liable to the Contractor for:

               (1) the Principal's obligation to pay to the Contractor or any other person any amount found to be payable with respect to a breach of the Management Contract which occurred before the Step-in Date; and

               (2) the rectification of any breach of the Management Contract which occurred before the Step-in Date.

          (c) During the Step-in Period, as between the Principal and the Agent, the latter alone (to the exclusion of the Principal) will have the authority to deal with the Contractor and exercise the powers and discretions available to the Principal under the Management Contract.

          (d) The Principal will not be released, nor will its liability be affected or impaired, as a result of the exercise by the Agent alone of any authority, powers or discretions or by any other act or omission on the part of, or


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               indulgence  or  release granted to, the Agent whether or not with the  knowledge  or  consent  of  the  Principal.

     3.3  CONTRACTOR'S  OBLIGATIONS  DURING  STEP-IN  PERIOD

          During  the  Step-in  Period:

          (a) the Contractor owes its obligations, liabilities and duties with respect to the performance of the Management Contract to the Principal and the Agent jointly but a receipt given by, or the performance by the Contractor in favour of, either of them is a good discharge of the relevant obligation of the Contractor; and

          (b) in discharging its obligations, liabilities and duties with respect to the performance of the Management Contract, the Contractor must deal only with the Agent.

     3.4  STEP-OUT  RIGHTS

          The Agent on giving the Contractor not less than 10 days' prior written notice, may terminate its obligations, liabilities and duties to the Contractor under this agreement and the Management Contract (but without affecting the continuation of the Principal's obligations towards the Contractor under the Management Contract) and, from the date on which the Agent's notice takes effect (STEP-OUT DATE), the Agent is released from all obligations, liabilities and duties under this agreement and the Management Contract towards the Contractor, other than those that arose during the Step-in Period but which have not been fully performed.

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4    NOTICES

     4.1  NOTICES

          Any notice or other communication including, but not limited to, a request, demand, consent or approval, to or by a party to this deed:

          (a)  must  be  in legible writing and in English addressed as follows:

               (1)  if  to  the  Principal:

                    Address:  7000 Independence Parkway
                              Suite 160 #135
                              Plano, Texas, 75025
                              United States of America

                    Attention:  Mr Toby Mancuso

                    Facsimile:  +1 972 208 2155


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               (2)  if  to  a  Finance  Party:

                    Address:  Level 3
                              One Mitre Square
                              London EC3A 5AN
                              United Kingdom

                    Attention:  Mr Michael Schonfeld

                    Facsimile:  +44 207 7626 9041;

               (3)  if  to  the  Contractor:

                    Address:  1208 Quail Street
                              Lakewood, Colorado 80215
                              United States of America

                    Attention:  Mr Kenneth Brunk

                    Facsimile:  +1 303 237 9868,

               or as specified to the sender by a party by notice;

          (b) must be signed by an Authorised Officer or under the common seal of the sender;

          (c) is regarded as being given by the sender and received by the addressee:

               (1)  if  by  delivery in person, when delivered to the addressee;

               (2) if by post, 2 Business Days (if posted within the United States of America) or 10 Business Days (if posted from one country to another) as the case may be, from and including the date of postage; or

               (3) if by facsimile transmission, whether or not legibly received, on receipt of a transmission report confirming successful transmission, without error or omission,

               but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am (addressee's time) on the following Business Day; and

          (d) can be relied on by the addressee and the addressee is not liable to another person for the consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

     4.2  GOVERNING  LAW

          (a)  This  agreement is governed by the laws of the State of Colorado.

          (b)  Each  party  irrevocably  and  unconditionally:

               (1) submits to and accepts the non-exclusive jurisdiction of the courts of the State of Colorado; and

               (2) waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.


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     4.3  COUNTERPARTS

          This agreement may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

     4.4  ATTORNEYS

          Each attorney who executes this agreement on behalf of a party declares that the attorney has no notice of the revocation of the power of attorney under the authority of which the attorney executes this agreement.

     4.5  TERM

          This agreement continues in effect until the Agent gives a notice of termination to the Contractor.


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EXECUTED AS AN AGREEMENT:


SIGNED  for
RMB  RESOURCES  LIMITED
by:


/s/  M.L.  Schonfeld                         /s/  Robert  Gray
--------------------------------             ----------------------------------
Director                                     Director/Secretary

M.L.  Schonfeld                              Robert  Gray
--------------------------------             ----------------------------------
Name  (please  print)                        Name  (please  print)




SIGNED for
RMB INTERNATIONAL (DUBLIN) LIMITED
by:


/s/ D. Coetzee                               /s/ S. Duplessis
--------------------------------             ----------------------------------
Authorised signatory                         Authorised signatory

D. Coetzee                                   S. Duplessis
--------------------------------             ----------------------------------
Name (please print)                          Name (please print)




SIGNED for
WESTERN MESQUITE MINES, INC.
by:


/s/ John P. Ryan
-----------------------------
Signature

Secretary
-----------------------------
Title

John P. Ryan
-----------------------------
Name (please print)


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SIGNED for
HARRISON WESTERN CONSTRUCTION CORPORATION
by:


/s/ Kenneth A. Brunk
-----------------------------
Signature

Pres & CEO
-----------------------------
Title

Kenneth A. Brunk
-----------------------------
Name (please print)





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